UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): January 21, 2022, (January 18, 2022)

NETWORK CN INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30264	90-0370486
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Unit 802B-803, 8/F, Tower 2, South Seas Centre, 75 Mody Road, TST, Kowloon, HK
(Address of Principal Executive Offices) (Zip Code)

852-9625 0097
 (Registrant's telephone number, including area code)

_____________________________________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	NWCN	OTC market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Trading on OTCQB Market Exchange

On January 21,2022, the Company announced that had has received approval from OTC Markets Group for its securities to be designated as trading on the OTCQB Venture Market Exchange as of January 21 ,2022, under the OTCQB ticker symbol OTCQB: NWCN.

Item 3.02 Unregistered Sales of Equity Securities.

Issuance of Convertible Promissory Note

On January 18, 2022, the Company entered into a Subscription Agreement with Wong Yuk Chor (“the Subscriber”) under which the Subscriber agreed to purchase the 1% Senior Unsecured Convertible Note Agreement from the Company for an agreement purchase price of two million five hundred thousand US Dollars ($2,500,000). On the same date, the Company signed the with 1% Senior Unsecured Convertible Note Agreement under which the Company may sell and issue to the Subscriber up to an aggregate maximum amount of $2,500,000 in principal amount of Convertible Notes prior to January 19, 2027. The Convertible Promissory Notes issued to the Investor are convertible at the holder’s option into shares of Company common stock at $1.25 per share.

ITEM 9.01	EXHIBITS.

The following exhibits are filed as part of this report or incorporated by reference:

Exhibit No.	Description

10.1	Subscription Agreement
10.2	1% Senior Unsecured Convertible Note
101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 21, 2022

NETWORK CN INC.

By: /s/ Earnest Leung
Earnest Leung
Chief Executive Officer